PROXY          OCCUPATIONAL MEDICAL CORPORATION OF AMERICA, INC.         PROXY
                     9811 Bigge Avenue, Oakland, CA 94603

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS AND MAY BE REVOKED PRIOR TO EXERCISE

     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, Occupational Medical Corporation of America, Inc. (the "Company") and the accompanying Proxy Statement dated November 27, 1995, and revoking any proxy heretofore given, hereby constitutes and appoints Don
R. Livingston and George Fujikawa, or either of them, with full power of substitution, as attorney and proxy to appear and vote all of the shares of Common Stock of the Company standing in the name of the undersigned which the undersigned could vote if personally present and acting at the Annual Meeting of Shareholders to be held on December 15, 1995, at 1:00 p.m. or at any adjournments thereof, upon the following items as set forth in the Notice of Meeting and more fully described in the Proxy Statement.



                              FOLD AND DETACH HERE

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN
BY THE UNDERSIGNED.






1. ELECTION OF DIRECTORS
FOR all nominees    WITHHOLD AUTHORITY      NOMINEES:   Don R.
                                            Livingston,Harry
listed to the       to vote for for all     W. Brooks, Jr., Frederick Foston,
right (except as    nominees listed to      Milton Sanders
marked to the       the right
contrary)

                                            (INSTRUCTION: to withhold
                                            authority any individual nominee,
                                            Write that nominee's name in the
                                            space provided below.)






2. Ratification of BDO SEIDMAN as           3.  In his discretion, the Proxy
the independent accountants of the          is authorized to vote upon such
Company for the fiscal year ending          other business as may properly
June 30, 1996.                              come before the meeting.

   FOR AGAINST      ABSTAIN



IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, AND 3.

                                        (Please sign exactly as name appears
                                        below. When shares are held by joint
                                        tenants, both should sign. When
                                        signing as an attorney, as executor,
                                        administrator, Trustee or guardian,
                                        please give full title as such. If a
                                        corporation, please sign in full
                                        corporate name, by President or other
                                        authorized officer. If a partnership,
                                        please sign in partnership name by
                                        authorized person.)

                                        Dated:                , 1995



                                                          Signature

                                                   Signature if held jointly

     PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.